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                                                                    Exhibit 23.0



                          CONSENT TO USE OF REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Republic Bancshares, Inc.'s previously filed Registration Statement File No. 333-32151.





/s/ ARTHUR ANDERSEN LLP
Tampa, Florida
March 30, 1998